Eaton Corporation
                         2002 Annual Report on Form 10-K
                                   Item 15(c)
                                   Exhibit 12
                       Ratio of Earnings to Fixed Charges

                                                Year ended December 31
                                         -----------------------------------
                                          2002   2001    2000    1999   1998
                                          ----   ----    ----    ----   ----
Income from continuing operations before
income taxes & extraordinary item         $399   $278    $552    $943   $616

Adjustments
  Minority interests in
    consolidated subsidiaries               14      8       8       2     (2)
  Income of equity investees                (1)     0      (1)     (1)    (1)
  Interest expensed                        110    149     182     159     93
  Amortization of debt issue costs           2      1       1       0      0
  Estimated portion of rent expense
    representing interest                   34     38      39      36     28
  Amortization of capitalized interest      13     13      10       8      7
  Distributed income of equity
    investees                                0      0       1       0      1
                                          ----   ----    ----  ------   ----
Adjusted income from continuing
operations before income taxes &
extraordinary item                        $571   $487    $792  $1,147   $742
                                          ====   ====    ====  ======   ====
Fixed charges
  Interest expensed                       $110   $149    $182  $  159   $ 93
  Interest capitalized                       8     12      22      21     16
  Amortization of debt issue costs           2      1       1       0      0
  Estimated portion of rent
    representing interest                   34     38      39      36     28
                                          ----   ----    ----  ------   ----
Total fixed charges                       $154   $200    $244    $216   $137
                                          ====   ====    ====  ======   ====

Ratio of earnings to fixed charges        3.71   2.44    3.25    5.31   5.42

Income from continuing operations before income taxes & extraordinary item for years before 2002 includes amortization expense related to goodwill and other intangible assets. Upon adoption of Statement of Financial Accounting Standard No. 142 on January 1, 2002 the Company ceased amortization of goodwill and indefinite life intangible assets.

                                Eaton Corporation
                         2002 Annual Report on Form 10-K
                                   Item 15(c)
                                   Exhibit 21
                        Subsidiaries of Eaton Corporation

Eaton is publicly held and has no parent corporation. Eaton's subsidiaries as of December 31, 2002 and the state or country in which each was organized are as follows:

Consolidated subsidiaries (A)                          Where Organized
-----------------------------                          ---------------
Vorad Safety Systems, Inc.                              California
Aeroquip International Inc.                             Delaware
Cutler-Hammer de Puerto Rico Inc.                       Delaware
Cutler-Hammer Inc.                                      Delaware
Integrated Partial Discharge Diagnostics, Inc.          Delaware
Eaton Administration Corporation                        Delaware
Eaton Aerospace LLC                                     Delaware
Eaton ESC Holding Company                               Delaware
Eaton International Corporation                         Delaware
Eaton Truck Systems, Inc.                               Delaware
Eaton USEV Holding Company                              Delaware
Eaton VORAD Technologies, L.L.C.                        Delaware
ERC Corporation                                         Delaware
ERC II Corporation                                      Delaware
IVHS Technologies, Inc.                                 Delaware
Modern Molded Products, Inc.                            Delaware
Kate Patrick Mfg. Inc.                                  Delaware
Kelmac Grip, L.P.                                       Delaware
Eaton Hydraulics Inc.                                   Delaware
Vickers International Inc.                              Delaware
Eaton Asia Investments Corporation                      Maryland
Eaton Aeroquip Inc.                                     Michigan
Aeroquip Inoac Company                                  Michigan
CAPCO Automotive Products Corporation                   Michigan
G.T. Products, Inc.                                     Michigan
Eaton Technologies, Inc.                                North Carolina
Aeroquip-Vickers, Inc.                                  Ohio
Cutler-Hammer IDT, Inc.                                 Ohio
Eaton Leasing Corporation                               Ohio
Eaton MDH Co. Inc.                                      Ohio
Eaton MDH Limited Partnership                           Ohio
Eaton Properties Corporation                            Ohio
U.S. Engine Valve                                       Ohio
Eaton S.A.                                              Argentina
Vickers Systems Pty. Ltd.                               Australia
Cutler-Hammer Controls Pty. Ltd.                        Australia
Eaton Finance Pty. Ltd.                                 Australia
Eaton Finance G.P.                                      Australia
Eaton Pty. Ltd.                                         Australia
Eaton Specialty Controls Pty. Ltd.                      Australia
Eaton Industries Pty. Ltd.                              Australia
Eaton Holding G.m.b.H.                                  Austria
A-VIC Limited                                           Barbados
Aeroquip Ltd.                                           Barbados
Aeroquip-Vickers Assurance Ltd.                         Barbados
Eaton Holding Limited                                   Barbados
Eaton Services Limited                                  Barbados
Saturn Insurance Company Ltd.                           Bermuda Islands
Aeroquip do Brasil S.A.                                 Brazil
Eaton Ltda.                                             Brazil
Eaton Truck Components Ltda.                            Brazil
Vicco Participacoes Ltda.                               Brazil

Vickers do Brasil Ltda.                                 Brazil
Cutler-Hammer do Brasil Servicos Ltda.                  Brazil
Aeroquip-Vickers Canada Inc.                            Canada
Eaton ETN Offshore Ltd.                                 Canada
Eaton Yale Ltd.                                         Canada
Cutler-Hammer Company                                   Cayman Islands
Eaton Holding I Limited                                 Cayman Islands
Eaton Holding II Limited                                Cayman Islands
Eaton Holding III Limited                               Cayman Islands
Eaton Vickers Hydraulics (Shanghai) Co., Ltd.           China
Eaton Truck and Bus Components Company (Shanghai) Ltd.  China
Eaton China Investments Co., Ltd.                       China
Jining Eaton Hydraulics Company Ltd.                    China
Shanghai Eaton Engine Components Company, Ltd.          China
Cutler-Hammer (Suzhou) Electric Co., Ltd.               China
Eaton Controles Industriales S.A.                       Costa Rica
Eaton Industries s.r.o.                                 Czech Republic
Cutler-Hammer, S.A.                                     Dominican Republic
Aeroquip-Vickers S.A.                                   France
Eaton Technologies S.A.                                 France
Aeroquip Wolfsburg Verwaltungs G.m.b.H.                 Germany
Aeroquip-Vickers International G.m.b.H.                 Germany
Eaton Automotive G.m.b.H.                               Germany
Eaton Controls G.m.b.H. & Co. K.G.                      Germany
Eaton Holding G.m.b.H.                                  Germany
Eaton Fluid Power G.m.b.H.                              Germany
Eaton Limited                                           Hong Kong
Vickers Systems Limited                                 Hong Kong
Eaton Industries Private Ltd.                           India
Vickers Systems International Ltd.                      India
Eaton Automotive Ltd.                                   Ireland
Eaton Automotive Srl                                    Italy
Eaton Srl                                               Italy
Eaton Fluid Power Srl                                   Italy
Eaton Fluid Power Limited                               Japan
Eaton Japan Co., Ltd.                                   Japan
SEH Engineering and Services Co.                        Japan
Vickers Systems Sdn. Bhd.                               Malaysia
Cutler-Hammer Controls Sdn. Bhd.                        Malaysia
ETN Asia International Limited                          Mauritius
Aeroquip de Mexico S.A. de C.V.                         Mexico
Aeroquip Servicios S.A. de C.V.                         Mexico
Controladora Aeroquip-Vickers de Mexico S.A. de C.V.    Mexico
Cutler-Hammer Mexicana, S.A.                            Mexico
Eaton Controls, S. de R.L. de C.V.                      Mexico
Eaton Molded Products S. de R.L. de C.V.                Mexico
Eaton Truck Components, S. de R.L. de C.V.              Mexico
Operaciones de Maquila de Juarez S. de R.L. de C.V.     Mexico
Eaton Finance, S. de R.L. de C.V.                       Mexico
Eaton s.a.m.                                            Monaco
Eaton Automotive B.V.                                   Netherlands
Eaton B.V.                                              Netherlands
Eaton C.V.                                              Netherlands
Eaton Holding B.V.                                      Netherlands
Eaton Holding International I B.V.                      Netherlands
Eaton International B.V.                                Netherlands
IKU Holding Montfoort B.V.                              Netherlands
Eaton Finance B.V.                                      Netherlands
Hydrowa B.V.                                            Netherlands
Eaton Holding I B.V.                                    Netherlands
Eaton Holding II B.V.                                   Netherlands
Eaton Finance N.V.                                      Netherlands Antilles
Vickers Systems Limited                                 New Zealand
Aeroquip-Vickers International Inc.                     Panama

Cutler-Hammer Asia Corporation                          Philippines
Eaton Automotive Spolka z o.o.                          Poland
Eaton Truck Components S.A.                             Poland
Aeroquip Singapore Pte. Limited                         Singapore
Aeroquip-Vickers Pte. Ltd.                              Singapore
Cutler-Hammer Pte. Ltd.                                 Singapore
Vickers Systems Asia Pacific Pte. Ltd.                  Singapore
Aeroquip South Africa (Pty.) Ltd.                       South Africa
Eaton Truck Components (Pty) Limited                    South Africa
Eaton Automotive Controls Limited                       South Korea
Eaton Limited                                           South Korea
Aeroquip Iberica S.A.                                   Spain
Eaton S.A.                                              Spain
Productos Eaton Livia S.A.                              Spain
Vickers Systems AB                                      Sweden
Aeroquip A.G.                                           Switzerland
Eaton SA                                                Switzerland
Eaton Limited - Taiwan                                  Taiwan
Modern Molded Products Limited                          Taiwan
Eaton Technologies Limited                              Thailand
Rubberon Technology Corporation Limited                 Thailand
Aeroquip-Vickers Limited                                United Kingdom
Cutler-Hammer Europa Pension Trustees Ltd.              United Kingdom
Eaton Holding Limited                                   United Kingdom
Eaton Limited                                           United Kingdom
Eaton Shared Services Limited                           United Kingdom
Cutler-Hammer de Venezuela S.A.                         Venezuela


(A) Other Eaton subsidiaries, many inactive, are not listed above. If considered in the aggregate, they would not be material.

                                Eaton Corporation
                         2002 Annual Report on Form 10-K
                                   Item 15(c)
                                   Exhibit 23
                         Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements and related Prospectuses of our report dated January 20, 2003, with respect to the consolidated financial statements of Eaton Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 2002.

Registration
Number       Description                                          Filing Date
------------ -----------                                          -----------
333-97365    Eaton Corporation Incentive Compensation
             Deferral Plan - Form S-8 Registration Statement    July 30, 2002

333-97373    Cutler-Hammer de Puerto Rico Inc. Retirement
             Savings Plan - Form S-8 Registration Statement     July 30, 2002

333-97371    Eaton Corporation 2002 Stock Plan - Form S-8
             Registration Statement                             July 30, 2002

333-43876    Eaton Corporation 401(k) Savings Plan - Form
             S-8 Registration Statement - 500,000 Shares      August 16, 2000

333-35946    Deferred Incentive Compensation Plan - Form
             S-8 Registration Statement - 375,000 Shares          May 1, 2000

333-86389    Eaton Corporation Executive Strategic Incentive
             Plan - Form S-8 Registration Statement             Sept. 2, 1999

333-77245    Eaton Corporation 401(k) Savings Plan -
             Form S-8 Registration Statement                   April 28, 1999

333-77243    Eaton Corporation Share Purchase and Investment
             Plan - Form S-8 Registration Statement            April 28, 1999

333-74355    Eaton Corporation $1,400,000,000 of Debt
             Securities, Debt Warrants, Common Shares and
             Preferred Shares - Form S-3 Registration
             Statement (Including Post-Effective Amendment
             No. 1 filed on April 23, 1999 and Amendment
             No. 2 filed on May 11, 1999)                      March 12, 1999

333-62375    Eaton Corporation 1998 Stock Plan -
             Form S-8 Registration Statement                  August 27, 1998

333-62373    Eaton Holding Limited U.K. Savings - Related
             Share Option Scheme [1998] - Form S-8
             Registration Statement                           August 27, 1998

333-46861    Eaton Limited U.K. Savings-Related Share
             Option Scheme [1991] - Form S-8 Registration
             Statement                                          Feb. 25, 1998

333-45575    Eaton Limited U.K. Savings-Related Share Option
             Scheme [1991] - Form S-8 Registration Statement     Feb. 4, 1998

333-35697    Cutler-Hammer de Puerto Rico Company Retirement
             Savings Plan - Form S-8 Registration Statement    Sept. 16, 1997

333-28869    Eaton 401(k) Savings Plan and Trust -
             Form S-8 Registration Statement                   June 10, 1997

333-25693    Eaton Corporation Shareholder Dividend Reinvest-
             ment Plan - Form S-3 Registration Statement      April 23, 1997

333-23539    Eaton Non-Employee Director Fee Deferral Plan -
             Form S-8 Registration Statement                  March 18, 1997

333-22597    Eaton Incentive Compensation Deferral Plan -
             Form S-8 Registration Statement                  March 13, 1997

333-03599    Eaton Corporation Share Purchase and Investment
             Plan - Form S-8 Registration Statement             May 13, 1996

333-01365    Eaton Corporation Incentive Compensation Deferral
             Plan - Form S-3 Registration Statement            March 1, 1996

33-64201     Eaton Corporation $120,837,500 of Debt Securities
             and Debt Warrants - Form S-3 Registration
             Statement                                         Nov. 14, 1995

33-60907     Eaton 1995 Stock Plan - Form S-8 Registration
             Statement                                          July 7, 1995

33-52333     Eaton Corporation $600,000,000 of Debt Securities,
             Debt Warrants, Common Shares and Preferred
             Shares - Form S-3 Registration Statement          Feb. 18, 1994

33-49779     Eaton Limited U.K. Savings-Related Share Option
             Scheme [1991] - Form S-8 Registration Statement   July 16, 1993

33-49393&    Eaton Corporation Stock Option Plans - Form S-8
33-12842     Registration Statement                            March 9, 1993

33-15582     Eaton Limited U.K. Savings-Related Share Option
             Scheme - Form S-8 Registration Statement           July 7, 1987


                                       /s/ Ernst & Young LLP
                                       ---------------------
Cleveland, Ohio
March 21, 2003